SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 21, 2002


                          BIOSOURCE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-21930                     77-0340829
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)


                                 542 Flynn Road
                           Camarillo, California 93012
                    (Address of Principal Executive Offices)

                                 (805) 987-0086
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of BioSource International, Inc. (the "Registrant") issued on October 21, 2002, announcing the Registrant's financial results for the third quarter of fiscal year 2002. A copy of the press release, which contains information meeting the requirements of this Item 5, are attached to this Form 8-K as Exhibit 99.1 and incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1 Press Release of the Registrant dated October 21, 2002, announcing third quarter 2002 financial results.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 22, 2002                            BIOSOURCE INTERNATIONAL, INC.



                                            By: /s/ CHARLES C. BEST
                                                --------------------------------
                                                Charles C. Best
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit                                                              Page Number

99.1     Press Release dated October 21, 2002,                            5
         announcing third quarter 2002 financial results.


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